EXHIBIT 99.12     GRANT THORNTON LLP REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

grant thornton llp

4695 MacArthur Court, Suite 1600

Newport Beach, CA 92660

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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of RWT Holdings Inc., Sequoia Residential Funding Inc., Sequoia Mortgage Trust 2022-1, Morgan Stanley & Co. LLC and Stifel Financial Corp.:

We have performed the procedures enumerated below, on certain information with respect to attributes of RWT Holdings Inc. (the “Sponsor”) and Sequoia Residential Funding Inc.’s (the “Depositor” and collectively with the Sponsor, the “Company”) fixed rate mortgage loans as of January 1, 2022 (the “Subject Matter”) related to Sequoia Mortgage Trust 2022-1’s (the “Issuer”) issuance of certain classes of Certificates (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Morgan Stanley & Co. LLC and Stifel Financial Corp have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the mortgage loans and our findings are as follows. For the purposes of our procedures, we assumed that (i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Initial Data File and/or Final Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Closing Disclosure, Uniform Underwriting and Transmittal Summary (Form 1008), Uniform Residential Loan Application (Form 1003), Promissory Note, Settlement Statement, Subordination Agreement, Appraisal, Select QM Program Eligibility Guide, Value Reconciliation Report and Planned Urban Development Rider.

Due diligence agreed-upon procedures

On December 20, 2021, the Company provided us with a computer readable data file (the “Initial Pool”) containing Loan Numbers of the pool of seven hundred and seventy-three (773) fixed rate mortgage loans included in the securitization. On December 21, 2021, the Company provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the pool of seven hundred and seventy-two (772) fixed rate mortgage loans (the "Assets") included in the Securitization Transaction. The Company provided us with periodic updates received up to and including December 23, 2021 (together with the “Initial Date File”, the “Final Data File”). We performed the procedures indicated below on the Assets.

As instructed by the Company, Grant Thornton selected a random sample of three hundred and eighty-seven (387) Assets from the Initial Pool. On December 21, 2021 and December 23, 2021, we were informed by management that the Company removed one Asset and twenty-one (21) Assets, respectively, from the Securitization Transaction. Fourteen (14) of those Assets had been included in Grant Thornton’s initial random selection. As instructed by the Company, Grant Thornton randomly selected an additional three Assets to replace the 14 Assets in the original sample that were removed from the Securitization by the Company, bringing the selected Asset size to three hundred and seventy-six (376) Assets (the “Sample Mortgage Loans”). We performed comparisons or recalculation for certain characteristics (as identified in Exhibit 1) to certain available source documents (the "Source Documents").

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Loan Number	For Identification Purposes Only
2	Original Loan Amount	Promissory Note
3	Original Interest Rate	Promissory Note
4	Current Payment Amount	Promissory Note
5	First Payment Date of Loan	Promissory Note
6	Maturity Date	Promissory Note
7	Original Term to Maturity	Promissory Note

	Characteristic	Source Document
8	State	Promissory Note
9	Postal Code	Promissory Note
10	Prepayment Penalty Total Term	Promissory Note
11	Original Interest Only Term	Promissory Note
12	Occupancy	Uniform Residential Loan Application (Form 1003)
13	Sales Price	Closing Disclosure / Appraisal
14	Property Type	Appraisal / Planned Urban Development Rider
15	Loan Purpose	Closing Disclosure / Appraisal / Uniform Underwriting and Transmittal Summary (Form 1008) / Uniform Residential Loan Application (Form 1003) / Select QM Program Eligibility Guide
16	Original Appraisal Property Value	Appraisal / Value Reconciliation Report
17	Junior Mortgage Balance	Subordination Agreement
18	Original LTV*	Recalculation per Logic Below
19	Original CLTV**	Recalculation per Logic Below

* LTV is Loan to Value** CLTV is Combined Loan to Value

The Sponsor, on behalf of the Depositor, instructed us to use the following methodology:

Characteristic 1, (“Loan Number”), was not compared and agreed and was for identification purposes only.

Characteristic 4, (“Current Payment Amount”), was recalculated using the Characteristic 2, (“Original Loan Amount”), Characteristic 3 (Original Interest Rate”) and Characteristic 7 (“Original term to Maturity”) as found in or derived from each respective Promissory Note.

Characteristic 7 (“Original Term to Maturity”) was recalculated by adding (i) the difference in months between Characteristic 5 (“First Payment Date of Loan”) and Characteristic 6 (“Maturity Date”) and (ii) 1.

Characteristic 15 (“Loan Purpose”) was categorized into one of four results, (1) “First Time Home Purchase”. (2) “Other-than-first-time Home Purchase” (1 and 2 together, the “Purchased Mortgaged Loans”), (3) “Cash-Out Refinance” or (4) “Rate/Term Refinance” (3 and 4 together, the “Refinanced Mortgage Loans”). The “Amount to Borrower” is calculated as (i) Characteristic 2 (“Original Principal Balance”) less (ii) the sum of (a) the unpaid principal balance of the refinanced first lien mortgage loan, (b) the unpaid principal balance of any “secondary financing” relating to the subject property and (c) Settlement charges relating to the Refinancing, all a, b and c as shown on the Settlement Statement.

a)	“First Time Home Purchase” was determined by (i) a Purchase Indication on the Closing Disclosure and/or Appraisal and (ii) no indicated previously owned home per the Uniform Residential Loan Application (Form 1003).
b)	“Other-than-first-time Home Purchase” was determined by (i) a Purchase Indication on the Closing Disclosure and/or Appraisal and (ii) an indicated previously owned home per the Uniform Residential Loan Application (Form 1003).
c)	“Cash-Out Refinance” was determined by (i) the indication on the Uniform Underwriting and Transmittal Summary (1008) of “Cash-Out Refinance” or “Home Improvement” or (ii) if no Uniform Underwriting and Transmittal Summary is located, if the “Amount to Borrower” is greater than 1% of Characteristic 2 (“Original Principal Balance”).
d)	“Rate/Term Refinance” was determined by (i) the indication on the Uniform Underwriting and Transmittal Summary (1008) of “Limited Cash-Out Refinance (Fannie)” or “No Cash-Out Refinance (Freddie)” or (ii) if no Uniform Underwriting and Transmittal Summary is located, if the “Amount to Borrower” is less than 1% of Characteristic 2 (“Original Principal Balance”). For those Sample Mortgage Loans that are delayed purpose loans as defined in the Select QM Program Eligibility Guide provided to us by the Company, we were instructed to determine the “Loan Purpose” as “Rate/Term Refinance” as indicated within the Select QM Program Eligibility Guide.

For Characteristic 16 (“Original Appraisal Property Value”)

a)	The Appraisal Value was determined by using the lowest Appraisal Value if more than one Appraisal was provided.
b)	For all Refinanced Mortgage Loans, the Appraisal Value was determined by taking:
1)	The reconciled value from the Value Reconciliation Report, if applicable, or
2)	If there is no reconciled value the lesser of:
i.	Clause a and
ii.	Sale price related to the purchase of the related mortgage property by the borrower, as shown in the Appraisal, that is within 1 year of the origination date of the mortgage.

For Characteristic 18 (“Original LTV”) was recalculated by dividing:

a)	Characteristic 2 (“Original Principal Balance”) by
b)	The lesser of:
1)	Characteristic 16 (“Original Appraisal Property Value”), and
2)	Characteristic 13 (“Sales Price”), as applicable for Purchased Mortgage Loans.

For Characteristic 19 (“Original CLTV”) was recalculated by dividing:

a)	The Sum of:
1)	Characteristic 2 (“Original Principal Balance”) and
2)	Characteristic 17 (“Junior Mortgage Balance”) by
b)	The lesser of:
1)	Characteristic 16 (“Original Appraisal Property Value”) and
2)	Characteristic 13 (“Sales Price”), as applicable for Purchased Mortgage Loans.

We noted 17 discrepancies as detailed in Appendix A.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

•	Addressing the value of collateral securing any such assets being securitized

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•	Forming any conclusions

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer Morgan Stanley & Co. LLC and Stifel Financial Corp. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

Newport Beach, California

January 11, 2022

Appendix A

Redwood Loan Number	Characteristic	Final Data File Value	Source Document Value

408063135	Appraised Property Value	<REDACTED>	<REDACTED>
	Original loan-to-value ratio	<REDACTED>%	<REDACTED>%
	Combined loan-to-value ratio	<REDACTED>%	<REDACTED>%

408063175	Property type	Single Family Detached (non-PUD)	PUD

408063902	Postal Code	<REDACTED>	<REDACTED>

408064482	Property type	Single Family Attached	Single Family Detached (non-PUD)

408064828	Property type	Single Family Detached (non-PUD)	PUD

408065277	Property type	dPUD*	PUD

408066078	Property type	Single Family Detached (non-PUD)	PUD

408066133	Sales Price	<REDACTED>	<REDACTED>
	Original loan-to-value ratio	<REDACTED>%	<REDACTED>%
	Combined loan-to-value ratio	<REDACTED>%	<REDACTED>%

408066272	Property type	PUD	Single Family Detached (non-PUD)

408066435	Appraised Property Value	<REDACTED>	<REDACTED>

408066816	Property type	dPUD*	PUD

408067252	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

408067351	Appraised Property Value	<REDACTED>	<REDACTED>

* dPUD is a PUD with “de minimis” monthly HOA dues